UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as depositor under an Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-S20)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

 DELAWARE                           333-106093                75-2006294
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
 of Incorporation)                  File Number)           Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

         On December 30, 2003, the Registrant will cause the issuance and sale of approximately $641,822,860 initial principal amount of Mortgage Pass-Through Certificates, Series 2003-S20, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A- 8, Class I-A-9, Class I-A-P, Class I-A-V, Class II-A-1, Class II-A-P, Class II-A-V, Class R-I, Class R-II, Class R-III, Class R-IV, Class I-M-l, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M-2, Class II-M-3, Class I-B-1, Class I-B-2, Class II-B-l, Class II-B-2 and Class II-B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

             Item 601 (a) of
             Regulation S-K
Exhibit No.  Exhibit No.               Description

1            23           Consent of Deloitte & Touch LLP,
                          independent auditors of Radian Asset Assurance Inc.
                          with respect to the Residential Funding Mortgage
                          Securities I, Inc. Mortgage Pass-Through Certificates,
                          Series 2003-S20.


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                                                    SIGNATURES
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.


                                                By:  /s/Julie Malanoski
                                                Name: Julie Malanoski
                                                Title:   Vice President


Dated: December 23, 2003


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                                 EXHIBIT INDEX

        Item 601 (a) of                                          Sequentially
Exhibit Regulation S-K                                           Numbered
Number  Exhibit No.       Description                            Page

1                23       Independent Auditors' Consent          6



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                                    EXHIBIT I


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Prospectus Supplement of RFMSI Series 2003-S20 Trust, relating to Mortgage Pass-Through Certificates Series, 2003-S20 comprising part of the Registration Statement (No. 333-106093) of Residential Funding Mortgage Securities I, Inc., of our report dated May 9, 2003, on our audit of the consolidated financial statements of Radian Asset Assurance Inc. and Subsidiary as of December 31, 2002 and 2001, and for the three years in the period ended December 31, 2002.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.


/s/ Deloitte & Touche LLP
Stamford, Connecticut
December 23, 2003

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